SUPPLEMENT DATED OCTOBER 15, 2009

TO THE PROSPECTUS
FOR COMPASS LIFE SINGLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT E

On or about December 4, 2009, the above-captioned prospectus is amended to add a new investment option.

The following new investment option will be added to the above-captioned prospectus on or about December 4, 2009. As a result, the list of the available investment options is supplemented by the addition of the following investment option and corresponding investment objective disclosure:

MFS® Massachusetts Investors Growth Stock Portfolio will seek capital appreciation. Massachusetts Financial Services Company, the Fund’s adviser, normally invests at least 80% of the Fund’s net assets in equity securities.  MFS focuses on investing the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies).

The expenses for MFS® Massachusetts Investors Growth Stock Portfolio shown below are for the year ended December 31, 2008, and do not reflect any fee waiver or expense reimbursement:

Total Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . 0.75%
Other Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . .  0.11%
Total Annual Fund Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. 0.86%

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Compass Life (US)                                                                                                                                           10/2009